                                                                    EXHIBIT 25-1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

    Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)_____

                             --------------------

                                CITYBANK, N.A.
             (Exact name of trustee as specified in its charter)


                                                             13-5266470
                                                             (I.R.S. employer
                                                             identification no.)

399 Park Avenue, New York, New York                            10043
(Address of principal executive office)                        (Zip Code)

                   ----------------------------------------

                       MICHIGAN CONSOLIDATED GAS COMPANY
              (Exact name of obligor as specified in its charter)

Michigan                                                     38-0478040
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

    500 Griswold Street
    Detroit, MI                                              48226
(Address of Principal Executive Offices)                     (Zip Code)

                              ------------------
                              First Mortgage Bonds
                      (Title of the indenture securities)

Item 1. General Information.

            Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Federal Reserve Bank of New York, New York, NY
            33 Liberty Street, New York, NY

            Federal Deposit Insurance Corporation, Washington, D.C.

     (b)    Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation

                 None.

Item 16.    List of Exhibits.

            List below all exhibits filed as a part of this Statement of Eligibility.

            Exhibits identified in parentheses below, on file with the Commission, are incorprated herein by reference as exhibits hereto.

            Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

            Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577)

            Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

            Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

            Exhibit 5 - Not applicable.

            Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

            Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 1994 - attached)

            Exhibit 8 - Not applicable.

            Exhibit 9 - Not applicable.


                             --------------------

                                  SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 1st day of May, 1995.


                                                    CITIBANK, N.A.


                                                    By /s/Wafaa Orfy
                                                       ------------------------
                                                       Senior Trust Officer

                                                                       EXHIBIT 7

               Charter No. 1461
           Comptroller of the Currency
              Northeastern District
              REPORT OF CONDITION
                 CONSOLIDATING
             DOMESTIC AND FOREIGN
                SUBSIDIARIES OF

                CITIBANK, N. A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE
OF BUSINESS ON DECEMBER 31, 1994, PUBLISHED IN
RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY,
UNDER TITLE 12, UNITED STATES CODE, SECTION 161.
CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY
NORTHEASTERN DISTRICT.

                         ASSETS

                                                 THOUSANDS
                                                 OF DOLLARS
Cash and balances due from de-
 pository institutions:
  Noninterest-bearing balances
   and currency and coin........................ $  6,759,000
  Interest-bearing balances.....................    7,201,000
Securities:
  Held-to-maturity securities...................    3,918,000
  Available-for-sale securities.................   11,963,000
Federal funds sold and securities
  purchased under agreements to
  resell in domestic offices of the
  bank and of its Edge and Agree-
  ment subsidiaries, and in IBFs:
  Federal funds sold............................    4,427,000
  Securities purchased under
  agreements to resell..........................    1,114,000
Loans and lease financing receiv-
  ables:
    Loans and leases, net of un-
      earned income.................$128,902,000
    LESS: Allowance for loan
      and lease losses..............   3,986,000
                                    ------------
    Loans and leases, net of un-
      earned income and allowance...............  124,916,000
Assets held in trading accounts.................   35,573,000
Premises and fixed assets (includ-
 ing capitalized leases)........................    3,192,000
Other real estate owned.........................    1,967,000
Investments in unconsolidated
 subsidiaries and associated com-
 panies.........................................      998,000
Customers' liability to this bank
 on acceptances outstanding.....................    1,420,000
Intangible assets...............................       15,000
Other assets....................................    7,024,000
                                                 ------------
TOTAL ASSETS.................................... $210,487,000
                                                 ============

                           LIABILITIES
Deposits:
 In domestic offices............................ $ 33,727,000
    Noninterest-
       bearing.......................$12,509,000
    Interest-
       bearing....................... 21,218,000
                                     -----------
 In foreign offices, Edge and
   Agreement subsidiaries, and
   IBFs.........................................  108,207,000
     Noninterest-
       bearing..............,,.........7,180,000
     Interest-
       bearing.......................101,027,000
                                     -----------
Federal funds purchased and se-
  curities sold under agreements
  to repurchase in domestic offices
  of the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
    Federal funds purchased.....................    6,044,000
    Securities sold under agree-
    ments to repurchase.........................      992,000
Trading liabilities.............................   21,458,000
Other borrowed money:
    With original maturity of one
    year or less................................    7,803,000
    With original maturity of more
      than one year.............................    3,895,000
Mortgage indebtedness and obli-
  gations under capitalized leases..............       99,000
Bank's liability on acceptances ex-
  ecuted and outstanding........................    1,440,000
Notes and debentures subordi-
  nated to deposits.............................    5,700,000
Other liabilities...............................    7,226,000
                                                 ------------
TOTAL LIABILITIES............................... $196,591,000
                                                 ------------

                           EQUITY CAPITAL
Common stock.................................... $    751,000
Surplus.........................................    6,620,000
Undivided profits and capital re-
 serves.........................................    6,945,000
Net unrealized holding gains (losses)
  on available-for-sale securities..............      156,000
Cumulative foreign currency
   translation adjustments......................     (576,000)
                                                 ------------
TOTAL EQUITY CAPITAL............................ $ 13,896,000
                                                 ------------
TOTAL LIABILITIES AND
   EQUITY CAPITAL............................... $210,487,000
                                                 ============

   I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                              ROGER W. TRUPIN

   We, the undersigned directors, attest to the correctness of this Report of Condition.
We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

CHRISTOPHER J. STEFFEN                      }
PAUL J. COLLINS                             }    Directors
PEI-YUAN CHIA                               }

                                                                    EXHIBIT 25-1


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             --------------------

                                    FORM T-2

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF AN
                    INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

   Check if an application to determine eligibility of a trustee pursuant to
   Section 305(b) (2)

   ROBERT T. KIRCHNER                                      ###-##-####
    (Name of Trustee)                                (Social Security Number)

                   120 Wall Street, New York, New York  10043
                 (Business Address: Street, City and Zip Code)

                             --------------------

                       MICHIGAN CONSOLIDATED GAS COMPANY
              (Exact name of obligor as specified in its charter)


    MICHIGAN                                                 38-0478040
(State or other jurisdiction of                              (I.R.S. employee
incorporation or organization)                               identification no.)

500 Griswold Street
Detroit, MI                                                     48226
(Address of principal executive offices)                        (Zip Code)


                              FIRST MORTGAGE BONDS
                      (Title of the indenture securities)

1.  Affiliations with obligor and underwriters.
         If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

2.  Trusteeships under other indentures.
         If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, file a copy of each such indenture as an exhibit and furnish the following information.

         (a)  Title of the securities outstanding under each other indenture.

         None.-The Trustee is one of the Trustees under the obligor's Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, as supplemented. The securities, proposed to be offered, will be issued under said Mortgage Indenture, as supplemented by a Thirty-Third Supplemental Indenture, dated as of May 1, 1995, which has been qualified under the Trust Indenture Act of 1939.

         (b) A brief statement of the facts relied upon by the trustee as a basis for the claim that no conflicting interest within the meaning of section 310(b)(1) of the Act arises as a result of the trusteeship under such other indenture, including a statement whether the indenture securities will rank equally with the securities issued under such other indentures.

    Inapplicable.

3.  Certain relationships between trustee and the obligor or an underwriter.

         If the trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor, state the nature of each such connection.

         None.

4.  Securities of the obligor owned or held by the trustee.

         Furnish the following information as to securities of the obligor owned beneficially by the trustee or held by the trustee as collateral for obligations in default:

                               As of May 1, 1995

      Col. A                     Col. B                      Col. C                      Col. D
                             Whether the                 Amount owned beneficially   Percent of Class
                             securities are              or held as collateral       represented by
                             voting or nonvoting         security for obligations    amount given in
 Title of Class              securities                  in default                  Col. C

None.

5.  Securities of underwriters owned or held by the trustee.

    If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                               As of May 1, 1995

      Col. A                     Col. B                      Col. C                      Col. D
                                                         Amount owned beneficially   Percent of voting
                                                         or held as collateral       securities represented
 Name of Issuer and                                      security for obligations    by amount given in
 Title of Class              Amount Outstanding          in default                  Col. C

None.

6. Holdings by the trustee of voting securities of certain affiliates or principal holders of voting securities of the obligor.

    If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                               As of May 1, 1995

      Col. A                     Col. B                      Col. C                      Col. D
                                                         Amount owned beneficially   Percent of voting
                                                         or held as collateral       securities represented
 Name of Issuer and                                      security for obligations    by amount given in
 Title of Class              Amount Outstanding          in default                  Col. C

None.

7. Holdings by the trustee of any securities of a person owning 50 per cent or more of the voting securities of the obligor.

   If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of whom are so owned or held by the trustee.

                               As of May 1, 1995

      Col. A                     Col. B                      Col. C                      Col. D
                                                         Amount owned beneficially   Percent of voting
                                                         or held as collateral       securities represented
 Name of Issuer and                                      security for obligations    by amount given in
 Title of Class              Amount Outstanding          in default                  Col. C

None.

8. List of exhibits.
      List below all exhibits filed as a part of this statement of eligibility and qualification.
      None.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, I, Robert
T. Kirchner, have signed this statement of eligibility and qualification in the city of New York and State of New York, on the 1st day of May, 1995.


                                          By:     /s/Robert T. Kirchner, Trustee
                                                  ------------------------------
                                                   (Robert T. Kirchner, Trustee)





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